Exhibit 10.(f)          ADDENDUM TO LEASE


     This Addendum to Lease (dated November 1, 2000) by and between
A. Eric Dott and Esther J. Dott, of Baltimore County, State of Mary-land, Landlord, and Monarch Services, Inc., a body corporate of the State of Maryland, Tenant.

WITNESSETH: That the Landlord does hereby demise, let and lease unto said Tenant, its successors and assigns, a parcel of land which is located to the rear of Tenant's leased property known as 4511-4515 Harford Road, to be used as a parking lot, and which said lot is described as follows:

     Being known and designated as Lot No. 2, as shown on Plat of Property Subdivision Plan for Minrose Realty Corporation, recorded among the Land Records of Baltimore City in Pocket Folder S.E.B.
No. 3047.

The Tenant Covenants and Agrees:

     1.  The Term begins July 1, 2001 and ends October 31, 2005.

     2.  The Tenant agrees to pay $1,000.00 per month in advance.

     3. The Tenant will confirm as to subject property all covenants, terms and conditions set forth in the Lease dated November 1, 2001 under TENANT COVENANTS AND AGREES: on pages 1 through 3 of said lease.

Witness the signatures and seals of the Landlords and the corporate Seal of the Tenant and the signatures of the President and Secretary, this 1st day of July, 2001.

WITNESS:                                 LANDLORDS

/s/ Dorothy T. Jackson                   /s/  A. Eric Dott    (SEAL)
-----------------------------            ---------------------------
                                         A. Eric Dott


                                         /s/  Esther J. Dott  (SEAL)
                                         ---------------------------
                                         Esther J. Dott

ATTEST:                                  TENANT

                                         MONARCH SERVICES, INC.

/s/  Steven M. Szekely                   /s/  Jackson Y. Dott
-----------------------------            ---------------------------
Corporate Secretary                      President